SCHEDULE 14A INFORMATION

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SECURITIES EXCHANGE ACT OF 1934

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Peerless Systems Corporation

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PEERLESS SYSTEMS CORPORATION

1055 Washington Blvd., 8th Floor

Stamford, Connecticut 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 1, 2014

Dear Stockholder:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Peerless Systems Corporation, a Delaware corporation (the “Company”), which will be held on Tuesday, July 1, 2014, at 9:00 a.m. Eastern Time, at 1055 Washington Blvd., 10th Floor, Stamford, Connecticut, for the following purposes:

1.	To elect as directors Messrs. Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer and Gerald A. Stein, to serve until the next annual meeting and until their respective successors are elected.

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2015.

3.	To approve, on an advisory basis, the compensation of our named executive officers as presented in this proxy statement.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board”) has fixed the close of business on May 5, 2014 as the record date for the determination of stockholders entitled to notice of and to vote, in person or by proxy, at this Annual Meeting and at any adjournment or postponement thereof (the “Record Date”).  As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company.  All proposals set forth above are proposals of the Board of Directors.  It is expected that these materials first will be mailed to stockholders on or about May 22, 2014.  Accompanying this Notice and Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for its fiscal year ended January 31, 2014.  You may also obtain an electronic version of our Annual Report on Form 10-K from the website of the Securities and Exchange Commission (“SEC”) located at www.sec.gov or from our website located at www.peerless.com/proxy.

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting.  Should you receive more than one proxy card because your shares of common stock are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card to ensure that all of your shares of common stock are voted.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed.  Voting instructions are printed on the proxy card.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder (e.g., your broker, bank or other nominee) a legal proxy issued in your name.

By Order of the Board of Directors,

Timothy E. Brog

Chairman and Chief Executive Officer

Stamford, Connecticut

May 22, 2014

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
Cost of Solicitation	1
Voting Your Shares of Peerless	1
Revocability of Proxies	2
VOTING RIGHTS AND OUTSTANDING SHARES	2
Quorum and Required Vote	2
Internet Availability of Proxy Materials	3
Procedures for Stockholder Nominations	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	4
Director Nominees	4
Majority Independence of the Board	5
Board Leadership Structure and Risk Oversight	5
Board Committees and Meetings	5
Stockholder Communications with the Board	8
DIRECTOR COMPENSATION	9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	10
PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION AND OTHER MATTERS	13
Summary Compensation Table	13
Narrative to Summary Compensation Table	14
Outstanding Equity Awards at Fiscal Year-End	15
Potential Payments Upon Termination Or Change In Control	16
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	17
PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
CODE OF BUSINESS CONDUCT AND ETHICS	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	19
OTHER MATTERS	19
STOCKHOLDER PROPOSALS	20
INCORPORATION BY REFERENCE	20
AVAILABLE INFORMATION	20

i

PEERLESS SYSTEMS CORPORATION

 1055 Washington Blvd.

8th Floor

Stamford, Connecticut 06901

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

to be Held on July 1, 2014

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of our Board of Directors for the Company’s Annual Meeting of Stockholders to be held on Tuesday, July 1, 2014 at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purposes set forth herein.  The Annual Meeting will be held at 1055 Washington Blvd., 10th Floor, Stamford, Connecticut.  The Company intends to mail this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K on or about May 22, 2014 to all stockholders entitled to vote at the Annual Meeting.  You may also obtain an electronic version of our Annual Report on Form 10-K from the SEC’s website located at www.sec.gov or from our website located at www.peerless.com/proxy.

All shares of our common stock, par value $.001 per share (“Common Stock”), that are entitled to vote and that are represented at the Annual Meeting by properly executed proxies received at or prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions specified on the proxies.  If no instructions are specified, the proxies will be voted FOR:

●	The election of Messrs. Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer and Gerald A. Stein as directors of the Company;

●	The ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2014;

●	The approval, on an advisory basis, of the compensation paid to our named executive officers as presented in this proxy statement; and

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

Cost of Solicitation

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock that are beneficially owned by others to forward to such beneficial owners.  The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, e-mail, internet or personal solicitation by our directors, officers or other regular employees.

Voting Your Shares of Peerless

Stockholders should follow the directions on their proxy card to vote their shares of Common Stock.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is voted.  Proxies may be revoked by:

●	Filing with our Secretary, at or before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; or

●	Duly executing a proxy with a later date and delivering it to our Secretary before the voting at the Annual Meeting; or

●	Attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy should be sent to Peerless Systems Corporation, 1055 Washington Blvd., 8th Floor, Stamford, Connecticut 06901, Attention: Secretary, or hand delivered to us at or before the voting at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to such broker, bank or other nominee.  Your voting instruction card should include this information.  Please note that if a broker, bank or other nominee is the record holder of your shares and you decide to attend and vote at the Annual Meeting, your in-person vote at the Annual Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from your broker, bank or other nominee, as the record holder.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record as of the close of business on May 5, 2014 will be entitled to notice of and to vote at the Annual Meeting.  At the close of business on May 5, 2014, the Company had issued and outstanding 2,746,620 shares of Common Stock entitled to vote at the Annual Meeting.  Each holder of Common Stock on such date will be entitled to one (1) vote for each share held on all matters to be voted upon at the Annual Meeting.  Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.  All votes will be tabulated by the inspector of election appointed for the Annual Meeting.  The inspector of election will tabulate separately affirmative votes, negative votes, abstentions and broker non-votes.

Following are the proposals being presented at the meeting:

1.	The election of Messrs. Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer and Gerald A. Stein as directors of the Company;
2.	The ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2015; and
3.	The approval, on an advisory basis, of the compensation of our named executive officers as presented in this proxy statement.

Quorum and Required Vote

The Company’s Bylaws (the “Bylaws”) provide that the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.  Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker, bank or other nominee that are represented at the meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and does not have discretionary voting power on such proposal) will be counted as shares that are present for purposes of determining the presence of a quorum.

For the purposes of Proposal 1, the election of the nominees to the Board shall be determined by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election.  The four nominees receiving the highest number of affirmative votes will be elected.

For Proposal 2, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the ratification is required to ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2015.  The ratification of Mayer Hoffman McCann P.C. is generally a matter on which a broker or other nominee has discretionary voting authority.  Accordingly, no broker non-votes are expected to result from this proposal.

 For Proposal 3, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the proposal is required to approve the non-binding resolution.

Because abstentions and broker non-votes do not constitute "votes cast" at the Annual Meeting, they would not affect the outcome of the election of the nominees to the Board or the vote required for Proposals 2 or 3.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the meeting, and for ten days prior to the Annual Meeting at our offices located at 1055 Washington Blvd., 8th Floor, Stamford, Connecticut, between the hours of 9 a.m. and 4 p.m. local time.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials: The Notice of the 2014 Annual Meeting of Stockholders, this Proxy Statement, and the Company’s Annual Report for the year ended January 31, 2014, are available at www.peerless.com/proxy.

Procedures for Stockholder Nominations

The Nominating and Corporate Governance Committee will consider suggestions for nominees for directorships from stockholders of the Company provided such recommendations are made in accordance with the procedures set forth in the Company's Bylaws and the procedures described below.  Stockholder recommendations for nominees will be processed and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.  Under the Company's Bylaws, any stockholder of record entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such stockholder's intent to make such nomination or nominations has been delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting.  Each such notice shall set forth such information specified in the Company’s Bylaws and such other information required pursuant to Regulation 14A under the Exchange Act.  At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Company such information required to be set forth in the stockholder's notice of nomination that pertains to the nominee.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.  Stockholder nominations submitted in accordance with the requirement of the Bylaws will be forwarded to the Nominating and Corporate Governance Committee.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Nominating and Corporate Governance Committee has nominated four persons for election to the Board in accordance with the Company’s Certificate of Incorporation and Bylaws.  Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has been qualified, or earlier, upon such director’s death, resignation or removal.  The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.  See “Voting Rights and Outstanding Shares - Procedures for Stockholder Nominations” above.

The names and certain information concerning the persons nominated by the Nominating and Corporate Governance Committee for election to the Board at the Annual Meeting are set forth below.  It is intended that shares represented by the proxies will be voted FOR the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy.  Although each of the persons nominated has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Nominating and Corporate Governance Committee.  The following information regarding the nominees is relevant to your consideration of the slate proposed by the Nominating and Corporate Governance Committee.

Director Nominees

The following sets forth certain information with respect to our nominees.  Except as set forth below, none of the nominees for director were selected for election pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting in their capacity as such.  There are no family relationships among nominees for director or executive officers of the Company.  Except as set forth below, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Timothy E. Brog, age 50, has been the Chairman of the Board of Directors since June 2008, Chief Executive Officer since August 2010 and a director of the Company since July 9, 2007.  Mr. Brog was the Managing Director of Locksmith Capital Management LLC, the portfolio manager to Locksmith Value Opportunity Fund LP, from September 2007 to August 2010 and the Managing Director of E2 Investment Partners LLC, a special purpose vehicle to invest in Peerless, from March 2007 to July 2008.  Mr. Brog was President of Pembridge Capital Management LLC, the portfolio manager of Pembridge Value Opportunity Fund LP, a deep value activist hedge fund, from June 2004 to September 2007.  Mr. Brog was the Managing Director of The Edward Andrews Group Inc., a boutique investment bank from 1996 to 2007.  From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisitions associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP.  Mr. Brog received a J.D. from Fordham University School of Law in 1989 and a B.A. from Tufts University in 1986.  Mr. Brog is a Director of Eco-Bat Technologies Limited.  The Board believes that Mr. Brog’s legal, investment banking  and value investment experience position him well to serve as Chairman and CEO of the Company and are extremely valuable to the Company in establishing a new venture, acquiring an existing business or making another investment.

Matthew R. Dickman, age 50, is the co-founder of Just Salad LLC, a quick and healthy restaurant chain with locations in New York City and Hong Kong. Mr. Dickman has served as its General Manager since July 2008.  From May 1999 through June 2008, Mr. Dickman served as Manager of Southpaw Capital Management, a privately owned hedge fund.  From June 1992 through April 1999, Mr. Dickman was a retail broker and manager of operations at various securities firms.  Mr. Dickman graduated from the Marshall School of Business at the University of Southern California with an M.B.A and received a B.A. in Political Science from the University of Colorado.  The Board believes that Mr. Dickman’s experience as an entrepreneur and hedge fund manager and in the investment management industry will be valuable to the Company as it pursues its strategy to enhance value for stockholders.

Jeffrey A. Hammer, age 51, has served as a director since August 11, 2008.  Mr. Hammer is currently a Managing Director and Co-Head of the Illiquid Financial Assets practice at Houlihan Lokey.  This group advises financial institutions, institutional investors, hedge funds, private equity sponsors, family offices, endowments, foundations, pension plans and sovereign wealth funds on the purchase, sale, financing and structuring of equity, debt and alternative illiquid financial assets. Mr. Hammer joined Houlihan Lokey in March 2009 from Bear Stearns & Co, where he was a Senior Managing Director from June 2004 through December 2008.  During this time, Mr. Hammer served as the Global Head of Origination for the Private Funds Group from June 2007 through December 2008 and the Co-Head of the private equity fund-of-funds and secondary investing unit, Private Equity Advisors, from June 2004 to June 2007.  From April 1999 to May 2004, Mr. Hammer was a Managing Director and Co-Founder of BDC Financial, a Boston-based specialist private equity manager.  During the six-year period prior to BDC’s formation in 1999, Mr. Hammer founded two investment management firms, one backed by AEW Capital Management and the AT&T Master Pension Trust and the other backed by Nomura Securities.  Mr. Hammer previously served as a senior executive of a leading online provider of SEC-filed corporate financial information.  Earlier in his career, Mr. Hammer held positions in investment banking at Morgan Stanley & Co. Inc. in New York and Goldman Sachs & Co. in New York and London.  Mr. Hammer received an MBA from Harvard University and an AB from Princeton University.  Mr. Hammer has the Series 7, 24, 63 and 79 securities license.  Mr. Hammer has substantial experience in sourcing and executing acquisitions and investments, which the Board believes is essential to enable the Company to carry out its strategy.  Mr. Hammer’s experience positions him well to serve as a director and to fill the critical role of Audit Committee “financial expert.”

Gerald A. Stein, age 47, is an attorney for the Federal Trade Commission, Bureau of Competition, Northeast Region, located in New York, New York, serving in this position since December 2009.  In his current position, Mr. Stein leads investigations and analyses of proposed and consummated mergers and acquisitions, and other business conduct to determine whether to recommend and institute FTC enforcement action.  From February 2004 through December 2009, Mr. Stein was Counsel in the Litigation Department and Antitrust and Trade Regulation Practice Group in the New York offices of O'Melveny & Myers LLP.  From February 1997 through January 2004, Mr. Stein was a Senior Associate in the Litigation Department of the New York offices of Weil, Gotshal & Manges LLP.  Mr. Stein has been admitted to practice law in the State of New York and has been in good standing since 1994.  He has participated on numerous speaking panels and authored or co-authored several articles in leading legal publications on antitrust law and commercial litigation.  Mr. Stein earned his Juris Doctor, cum laude, from the Pace University School of Law and earned his B.A. in Political Science from Tufts University.  The Board believes that Mr. Stein's experience representing significant corporate entities in private practice and his current role as a government antitrust enforcer will provide the Company with critical insight as it pursues its strategy to enhance value for stockholders.

Majority Independence of the Board

The Company’s Bylaws require that a majority of the Company’s directors meet the requirements for independence set forth under applicable securities laws, including the Exchange Act, applicable rules and regulations of the SEC and applicable rules and regulations of Nasdaq, subject to certain hardship exceptions.  The Board is currently comprised of Messrs. Brog, Hammer, Dickman and Stein.  Our Chief Executive Officer, Mr. Brog, is not independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations.  All other persons serving on the Board in the last fiscal year have been independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations and the Board has at all times included a majority of independent directors.

Board Leadership Structure and Risk Oversight

Mr. Brog serves as the Company’s Chairman and Chief Executive Officer.  Due to the size of the Company, the Board believes it not in the best interests of the Company and its stockholders to separate the roles of Chairman and Chief Executive Officer of the Company.  The Company does not have a lead independent director.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company.  The Audit Committee plays a critical role in evaluating and managing internal controls, overseeing financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm.  The entire Board also receives updates from the Company’s management regarding any material risks at each Board meeting.

Board Committees and Meetings

During the fiscal year ended January 31, 2014, the Board held seven meetings.  Mr. Brog currently serves as Chief Executive Officer and Chairman of the Board.  The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a written charter adopted by the Board.  Copies of the charters for the Audit, Compensation and Nominating and Corporate Governance Committees can be found on our website, www.peerless.com on the For Investors page, under the Corporate Governance link.  During the fiscal year ended January 31, 2014, each director attended 75% or more of the aggregate meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, as the case may be.  Each of the four directors nominated for re-election at the 2013 annual meeting of stockholders attended such meeting.  The Board’s policy is that each director nominated for re-election will make every effort to attend the annual stockholders’ meeting, subject to his business and personal obligations.

Audit Committee.  The committee consists of Messrs. Hammer (Chair), Dickman and Stein.  Each of the current members of the committee meets the independence and other requirements of the applicable Nasdaq listing standards, SEC rules and our Bylaws.  Mr. Hammer meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the Nasdaq listing standards.  During the fiscal year ended January 31, 2014, the Audit Committee held four meetings.  In accordance with its current charter, the Committee’s responsibilities include direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accountant, as well as:

●

reviewing the independence and quality control procedures of the independent registered public accountant and the experience and qualifications of the independent registered public accountant’s senior personnel;

●

meeting with management and the independent registered public accountant in connection with each annual audit to discuss the scope of the audit, the procedures to be followed in the audit and the staffing of the audit;

●

reviewing and discussing with management and the independent registered public accountant: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;   (B) any analyses prepared by management or the independent registered public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements;

●	reviewing and discussing the annual audited financial statements with management and the independent registered public accountant;

●

reviewing with the independent registered public accountant any problems or difficulties the independent registered public accountant may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters;

●

discussing with the independent registered public accountant the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent registered public accountant identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent registered public accountant, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accountant; and (C) all other material written communications between the independent registered public accountant and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent registered public accountant’s engagement letter, independent registered public accountant’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any;

●	discussing with the independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect;

●	recommending to the Board that the audited financial statements be included in the Company’s Annual Report;

●

discussing with management and the independent registered public accountant the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies;

●	reviewing and approving, if determined, all related party transactions;

●

discussing with management and the independent registered public accountant any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies;

●

discussing with the Company’s General Counsel or outside counsel any legal matters brought to the Audit Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements;

●	discussing with management the Company’s policies with respect to risk assessment and risk management;

●	setting clear hiring policies for employees or former employees of the Company’s independent registered public accountant;

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

●	providing the Company with the Audit Committee Report for inclusion in each of the Company’s annual proxy statements; and

●	performing an annual evaluation of the performance of the Committee.

Compensation Committee.  The committee consists of Messrs. Dickman (Chair), Hammer and Stein.  Each member of the Compensation Committee was “independent” as required by the applicable Nasdaq listing standards during the applicable period of service.

 In accordance with its charter, the responsibilities of the Compensation Committee include oversight, development and administration of the Company’s compensation policy, goals and guidelines, reviewing and approving the terms of employment and all forms of compensation for executive officers and other key employees, and oversight of the Company’s incentive and equity plans and other employee benefit plans, reviewing fees and benefits of non-employee directors, and determining annual performance goals for employees.  The Compensation Committee reviews, establishes and revises all forms of compensation for executive officers of the Company, and such other employees of the Company as directed by the Board.  During the fiscal year ended January 31, 2014, the Compensation Committee held one meeting.

The Compensation Committee considers and determines executive compensation based upon factors including, but not limited to: financial reports on performance versus budget and compared to prior year performance; calculations and reports on levels of achievement of corporate performance objectives; reports on the Company's strategic initiatives and budget for future periods;  information on the executive officers' stock ownership and option holdings; and information regarding the total compensation of the named executive officers, including base salary, cash incentives, equity awards, perquisites, if any, and other compensation and any amounts payable to the executives upon  voluntary or involuntary termination, early or normal retirement or following a change-in-control of the Company.

The Compensation Committee from time to time may consult with, or request recommendations from the Company’s Chief Executive Officer regarding the compensation of the Company’s other executive officers and receive input from each executive officer regarding his own compensation.

Although the Committee’s charter does not expressly authorize the Committee to delegate its authority to any other person or body, the Committee has the implicit power to delegate various activities and functions to the Company’s management or third parties, subject to the Committee’s continuing supervision and oversight. Due to the size of the Company, the Committee does not currently delegate its authority to any other person.

Nominating and Corporate Governance Committee.  The committee consists of Messrs. Stein (Chair), Dickman and Hammer.  In accordance with its charter, the committee develops the policy on the size of the Board, reviews potential candidates for Board membership and nominates persons to serve on the Board.  It is also charged with developing and recommending appropriate corporate governance standards and evaluating the effectiveness of the Board.  During fiscal 2014, the Nominating and Corporate Governance Committee held one meeting.  Each member of the Nominating and Corporate Governance Committee is “independent” as required by the applicable Nasdaq listing standards.

The Committee will consider as potential director nominee candidates recommended by various sources, including the Chief Executive Officer, any member of the Board or any qualifying stockholder of the Company, as discussed below.  The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated.  The Committee then, as and to the extent it deems advisable, seeks to identify potential director nominees to fill any vacancies.  The Nominating and Corporate Governance Committee may seek input from members of the Board and senior management in connection with this search as well as hire a search firm if deemed appropriate by the Nominating and Corporate Governance Committee.  Potential director nominees will be initially reviewed by the Chairman of the Nominating and Corporate Governance Committee, or in the Chairman’s absence, any member of the Nominating and Corporate Governance Committee delegated to initially review director candidates.  The reviewing Nominating and Corporate Governance Committee member will then make an initial determination in his or her own independent business judgment as to the qualification and fit of such director candidate(s) based on the criteria set forth below.  If the reviewing Nominating and Corporate Governance Committee member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee will interview the prospective director candidate(s) (or the full Nominating and Corporate Governance Committee may, in its discretion, conduct interviews as schedules permit).

There are no specific minimum qualifications for persons nominated to the Board; however, as stated in the Company’s corporate governance guidelines, the factors to be considered in nominating candidates for Board membership include, but are not limited to:

●	the candidate’s ability and willingness to commit adequate time to Board and committee matters;

●	the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company;

●	the candidate’s personal and professional integrity, ethics and values;

●	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	the candidate’s experience in the Company’s industry and with relevant social policy concerns;

●	the candidate’s experience as a board member of another publicly held company;

●	whether the candidate would be “independent” under applicable standards;

●	whether the candidate has practical and mature business judgment; and

●	the candidate’s academic expertise in an area of the Company’s operations.

The Nominating and Corporate Governance Committee does not have a policy regarding director diversity, but does consider how directors of different backgrounds, experiences, skills and viewpoints may broaden the perspective and influence the overall functioning of the Board of Directors.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.

Stockholder Communications with the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, Peerless Systems Corporation, 1055 Washington Blvd., 8th Floor, Stamford, Connecticut 06901.  The Secretary will review such communications and forward them to the appropriate director or directors.  Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our non-employee directors for their services in fiscal 2014. None of our directors received or earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings for their services in fiscal 2014.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock ($) (1)	Options Awards ($)(2)	Total ($)
Jeffrey Hammer (3)	23,300	10,000	2,939	36,239
Matthew Dickman (4)	18,800	10,000	2,939	31,739
Gerald Stein (5)	18,800	10,000	2,939	31,739

(1)

The grant date fair value of the restricted stock awards are based on the fair market value of the underlying shares on the date of grant as if no restriction applied.  See Note 3 to the Company's audited financial statements for the fiscal year ended January 31, 2014 for a discussion of the relevant assumptions used in calculating grant date fair value.

(2)

The amounts reflect the fair value of such stock options awards as of the applicable grant date, computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 3 to the Company's audited financial statements for the fiscal year ended January 31, 2014 for a discussion of the relevant assumptions used in calculating grant date fair value.

(3)	Mr. Hammer held 56,000 options in aggregate and 3,984 shares of restricted Common Stock as of January 31, 2014.

(4)	Mr. Dickman held 12,000 options in aggregate and 2,696 shares of restricted Common Stock as of January 31, 2014.

(5)	Mr. Stein held 12,000 options in aggregate and 2,696 shares of restricted Common Stock as of January 31, 2014.

Compensation for directors is comprised of (i) cash, (ii) options to purchase Common Stock, and (iii) restricted Common Stock.

Cash.  Each non-employee director of the Company receives a $10,000 yearly retainer, $1,000 for each in-person Board meeting attended, $500 for each telephonic Board meeting attended, $400 for each in-person or telephonic Audit Committee meeting, and $300 for each in person or telephonic Compensation Committee or Nominating and Corporate Governance Committee meeting.  If any telephonic Board meeting or any in person or telephonic committee meeting is less than 90 minutes, participants will only receive 50% of the fee for such meeting.  The Chairman of the Board, if he is not an employee of the Company, receives an additional yearly retainer of $15,000.  The Chairman of the Audit Committee receives an additional yearly retainer of $10,000 and the Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive yearly retainers of $5,000 for their committee service.

Options.  Each non-employee director automatically receives options to purchase 10,000 shares of our Common Stock in connection with his initial election to the Board and automatically receives options to purchase 2,000 shares of our Common Stock on the date of each annual stockholder meeting at which he is re-elected. All director options are granted with an exercise price equal to fair market value on the date of grant. Options for non-employee directors generally vest at a rate of 25% on the first anniversary of the date of grant and 1/36th of the remaining shares subject to the option vest each month thereafter for the following three years.

Restricted Common Stock.  Each non-employee director automatically receives $10,000 worth of shares of restricted Common Stock on the date of each annual stockholder meeting at which he is re-elected.  One half of such shares of restricted Common Stock vest on each of a) the earlier of the first anniversary of grant or the date of the next annual meeting of stockholders and b) the earlier of the second anniversary of grant or the date of the second annual meeting of stockholders following the grant.

Indemnification Agreements.  The Company has entered into indemnification agreements with certain of its directors that may require the Company to indemnify such directors against liabilities that may arise by reason of such directors’ status or service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Throughout fiscal 2014, the Compensation Committee consisted of Messrs. Dickman, Hammer and Stein.  No person who was a member of the Compensation Committee during fiscal 2014 otherwise served as one of the Company’s officers or employees while he was on the committee.  None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015, and the Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Mayer Hoffman McCann P.C. has been engaged as our independent registered public accounting firm since May 17, 2012. Ernst & Young LLP had been engaged as our independent registered public accounting firm from September 1999 through May 17, 2012.  A representative of Mayer Hoffman McCann P.C. is expected to be present by telephone at the Annual Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm is not required by our Bylaws or otherwise.  However, the Board is submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee and the Board, in their sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if such a change is in the best interests of the Company and its stockholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fees billed by Mayer Hoffman McCann P.C., our independent registered public accountants during or with respect to the fiscal year ended January 31, 2014 were as follows:

Audit Fees.  The aggregate fees billed or accrued for professional services rendered totaled approximately $78,800 in fiscal 2014, compared to $77,500 in fiscal 2013, including fees associated with the annual audit, the reviews of documents filed with the SEC, and the reviews of the Company’s quarterly reports on Form 10-Q.

Tax Fees.  The aggregate fees billed or accrued for tax compliance, tax advice and tax planning were approximately $20,000 in fiscal 2014, same as in fiscal 2013.

All Other Fees.  No other fees were paid to the Company’s independent registered public accountants in fiscal 2014.

Pre-Approval Policy.  The Audit Committee has a pre-approval policy.  Pre-approval is generally effective for up to one year, and any pre-approval is detailed as to type of services to be provided by the independent registered public accounting firm and the estimated fees related to these services.  During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accounting firm.

During fiscal 2013 and 2014, each new engagement of Mayer Hoffman McCann P.C. was approved in advance by our Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Report of the Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors issued the following report for inclusion in the Company’s proxy statement in connection with the Annual Meeting.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls.  The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities:

1.  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2014 with the Company’s management and with the Company’s independent registered public accounting firm for such fiscal year, Mayer Hoffman McCann P.C.

2.  The Audit Committee has obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

3.  The Audit Committee has discussed with Mayer Hoffman McCann P.C those matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

4.  The Audit Committee has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence”, and has reviewed and discussed with Mayer Hoffman McCann P.C. its independence.

5.  Based upon the review and the discussions  referenced in paragraphs 1 through 4 above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 31, 2014 be included or incorporated by reference in the Annual Report on Form 10-K for that year for filing with the SEC.

6.  In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

7.  The Audit Committee also has appointed Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

AUDIT COMMITTEE Jeffrey A. Hammer, Chairman Matthew R. Dickman Gerald A. Stein

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of May 5, 2014 by: (i) each director and director nominee; (ii) each Named Executive Officer (as defined in Item 402(a)(3) of Regulation S-K); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the outstanding common stock.

Name and Address of Beneficial Owner	Shares of Common Stock	Right to Acquire Beneficial Ownership Within 60 Days	Total	Percent of Total
Directors and Executive Officers
Timothy E. Brog (1)	522,167	260,000	782,167	26.01%
Jeffrey A. Hammer (2)	38,090	52,958	91,048	3.25%
Matthew R. Dickman (3)	2,696	5,500	8,196	*
Gerald A. Stein (4)	2,696	5,500	8,196	*
Yi Tsai	10,000	10,000	20,000	*
All directors and executive officers as a group (5 persons)	575,649	333,958	909,607	29.53%

5% Beneficial Holders
Abadir Karim Maher (5)	145,000		145,000	5.28%
Business School, Tanaka Building, Imperial College London, South Kensington Campus, London, United Kingdom SW7 2AZ

*Represents less than 1% of the outstanding common stock.

This table is based upon information supplied to the Company by officers and directors, Schedules 13D and 13G, and Forms 3, 4 and 5 if any, filed by principal stockholders with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 2,746,620 shares of common stock outstanding as of May 5, 2014, adjusted as required by rules promulgated by the SEC.  Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares).  In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares which the person (or group) has the right to acquire within 60 days after May 5, 2014, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person or group.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership of voting power with respect to the number of shares of common stock actually outstanding as of May 5, 2014.  The address of each of our directors and executive officers is c/o Peerless Systems Corporation, 1055 Washington Blvd., 8th Floor, Stamford, Connecticut 06901.

(1)	Includes 187,500 shares of restricted common stock.
(2)	Includes 3,984 shares of restricted common stock.
(3)	Includes 2,696 shares of restricted common stock.
(4)	Includes 2,696 shares of restricted common stock.
(5)	Based solely on information provided in a Form 13G filed by Abadir Karim Maher with the SEC on February 11, 2014.

EXECUTIVE OFFICERS

The following sets forth information with respect to the Company’s executive officers as of May 5, 2014.

Name	Age	Position
Timothy E. Brog	50	Chairman and Chief Executive Officer
Yi Tsai	58	Chief Financial Officer

No officer has any arrangement or understanding with any other person(s) pursuant to which he was selected as an officer.  Our executive officers are elected each year at the organizational meeting of our Board of Directors, which follows the annual meeting of shareholders, and at other meetings, as needed.

Timothy E. Brog has been the Company’s Chief Executive Officer since August 2010.  Mr. Brog’s biographical information is provided under “Director Nominees” above.

Yi Tsai has served as the Company’s Chief Financial Officer since January 14, 2013 and as its Principal Financial Officer since November 7, 2012. He served as Executive Director at Nexos Capital Partners, a private equity firm, from August 2005 until January 2013. From 1992 and 2003, Mr. Tsai held senior positions at a number of private equity and venture capital funds. Mr. Tsai began his career in public accounting, working as an auditor at Deloitte & Touche and Bell & Company, before joining Colgate-Palmolive Company as a corporate auditor. He holds a B.S. in Accounting from National Taipei University and an M.B.A. from Case Western Reserve University.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the following officers in such capacity (the “Named Executive Officers”) for our last two completed fiscal years. None of the Named Executive Officers received or earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years covered by the table below.

Name and Principal Position		Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards($)(1)		All Other Compensation ($)(2)	Total ($)
Timothy E. Brog	2014	351,159		-	812,063	(3)	-		-	1,163,222
Chief Executive Officer	2013	340,000		-	-		102,960	(4)	2,000	444,960

Yi Tsai	2014	124,359		19,000	-		-		2,728	146,087
Chief Financial Officer	2013	30,730	(5)	-	36,400	(6)	14,677	(7)	438	82,245

(1)

The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the named executed officers during fiscal 2014, fiscal 2013 and fiscal 2012. ASC 718 fair value amount as of the grant date for stock awards and stock options generally is spread over the number of months of service required for the grant to vest. See Note 3 to the Company's audited financial statements for the fiscal year ended January 31, 2014 for a discussion of the relevant assumptions used in calculating grant date fair value.

(2)	Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including, but not limited to, 401(k) matching, travel reimbursement and paid vacation.

(3)

In connection with Mr. Brog’s new employment agreement entered into on July 11, 2013, Mr. Brog agreed to forfeit 150,000 shares of restricted common stock that remained unvested under the previous employment agreement between the Company and Mr. Brog dated August 26, 2010 (the “2010 Agreement”). As part of the new employment agreement, the Company granted 250,000 shares of restricted common stock to Mr. Brog. These awards vest based upon achievement of market price targets or a “market condition,” one quarter of which will vest if prior to July 11, 2017 the average closing price of the Company’s Common Stock on the Nasdaq Capital Market is greater than or equal to the target prices of $3.75, $4.00, $4.25 and $4.50, respectively, for 15 consecutive trading days. On the date of the grant, the closing price of the common stock was $3.76.

(4)

Mr. Brog was awarded stock options to purchase 50,000 shares of common stock at $3.99 per share. One twenty-fourth of such options will vest on each monthly anniversary of the grant date of March 12, 2012 for a period of two years.

(5)	Includes consulting payments of $20,115 for the period from November 7, 2012 to December 31, 2012.

(6)	Mr. Tsai was issued 10,000 shares of restricted common stock upon his appointment as the Company’s Chief Financial Officer on January 14, 2013.

(7)

Mr. Tsai was awarded stock options to purchase 10,000 shares of common stock at $3.64 per share. Such options were issued to Mr. Tsai upon his appointment as Chief Financial Officer on January 14, 2013.

Narrative to Summary Compensation Table

Employment Agreements

Employment Agreement with Timothy E. Brog

The Company is party to an Employment Agreement with Mr. Brog, dated as of July 11, 2013, which provides that Mr. Brog will serve as the Company’s Chief Executive Officer, and that Mr. Brog will receive an annual base salary of $359,000 from June 24, 2013 through the end of fiscal year 2014, $369,000 for fiscal year 2015, $389,000 for fiscal year 2016, and $399,000 for fiscal year 2017 and thereafter. Mr. Brog will be eligible to be considered for a bonus and options semi-annually. Mr. Brog also received a grant of 250,000 shares of restricted common stock, par value $.001 per share (the “Common Stock”), one quarter of which will vest if prior to July 11, 2017 the average closing price of the Common Stock on the Nasdaq Capital Market is greater than or equal to the target prices of $3.75, $4.00, $4.25 and $4.50, respectively, for 15 consecutive trading days. All such shares will also vest in the event that the Company (i) announces its intent to terminate its registration of the Common Stock under Section 12(g) of the Securities and Exchange Act of 1934, (ii) commences a self-tender offer for not less than 33% of the outstanding Common Stock, at an offer price at least equal to the average closing price over the preceding 15 trading days, or (iii) completes any other extraordinary transaction in which shares of the Company equal to not less than 20% of the shares of outstanding Common Stock immediately prior to such transaction are issued as part of such transaction (collectively, a “Company Event”). In addition, any dividends paid in cash, securities or other property by the Company shall reduce the target prices required for vesting by an amount equal to the value of such dividend. As stated above, Mr. Brog agreed to forfeit 150,000 shares of restricted Common Stock that remained unvested under the previous employment agreement between the Company and Mr. Brog dated August 26, 2010 (the “2010 Agreement”).

The one-year term of employment under the Employment Agreement will renew on the first, second and third anniversaries of the date of the Employment Agreement, unless either party provides 120 days’ prior notice to the other party. After July 11, 2017, the Employment Agreement may be terminated by either party with 90 days’ prior notice to the other party.

If Mr. Brog’s employment is terminated without Cause (as defined in the Employment Agreement), he will receive unpaid salary and benefits, salary and benefits until the end of the applicable term of the Employment Agreement, and a severance payment equal to 12 months’ salary and Company-paid health insurance for the severance period. Additionally, if Mr. Brog is terminated without Cause prior to July 11, 2017, 125,000 shares of his restricted stock will vest (or 62,500 shares, if the remaining shares have already vested).

Employee Benefit Plans

The purpose of the 2005 Plan is to provide additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of the Company's common stock, or other rights which recognize such growth, development and financial success.  The 2005 Plan is administered by the Compensation Committee.  The 2005 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof.  Awards granted under the 2005 Plan generally may not be transferred other than by will or the laws of descent and distribution or, subject to the consent of the administrator of the 2005 Plan, pursuant to a domestic relations order.  The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests.  At any time after the grant of an award, the administrator may accelerate the period during which the award vests.  Generally, an option may only be exercised while the grantee remains our employee, director or consultant or for a specified period of time following the participant's termination of employment, directorship or the consulting relationship.  During the year ended January 31, 2013, the Company (i) issued 15,000 shares upon the exercise of options by employees, consultants, directors or former directors, (ii) granted options to acquire 6,000 shares of common stock and (iii) issued 258,088 shares of restricted common stock to employees and directors.

Bonuses

In March 2012, Mr. Brog was granted a $250,000 cash bonus, which was expensed in the fiscal year ended January 31, 2012, for (a) materially exceeding the Company's budgeted profitability for the fiscal year ended January 31, 2012 and (b) generating approximately $1.8 million of Other Income from certain investments, each of which created significant value for shareholders.

 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by each of the Named Executive Officers as of January 31, 2014.

OUTSTANDING EQUITY AWARDS AT JANUARY 31, 2014
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Options (#) Unexercisable (1)	Option Exercise Price ($)		Option Expiration Date	Number of Securities of Unvested Restricted Stock (1)		Market Value of Unvested Restricted Stock Award (2)
Timothy E. Brog	30,000	-	2.29	(3)	7/6/2017	62,500	(11)	231,250
	10,000	-	1.88	(4)	8/11/2018	62,500	(12)	231,250
	100,000	-	1.83	(5)	12/5/2018	62,500	(13)	231,250
	10,000	-	1.95	(6)	6/5/2019	-		-
	50,000	-	2.24	(7)	9/15/2019	-		-
	8,958	1,042	2.77	(8)	6/23/2020	-		-
	45,833	4,167	3.99	(9)	3/12/2022	-		-

Yi Tsai	10,000	-	3.64	(10)	1/15/2023	-		-

(1)	See Note 3 to the Company's audited financial statements for the fiscal year ended January 31, 2014 for a discussion of the relevant assumptions used in calculating grant date fair value.

(2)	Based on the Company’s January 31, 2014 closing price on the Nasdaq Capital Market of $3.70 per share.

(3)

Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date of July 6, 2007. One thirty-sixth of the remaining shares subject to this option vest on each monthly anniversary thereafter.

(4)

Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date of August 11, 2008. One thirty-sixth of the remaining shares subject to this option vest on each monthly anniversary thereafter.

(5)

Fifty percent of the shares subject to this option vested on the grant date of December 5, 2008. Twenty-five percent of the balance of the shares subject to this option vested on the first anniversary of the grant date. One thirty-sixth of the remaining shares subject to this option vested on each monthly anniversary thereafter.

(6)

Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date of June 5, 2009. One thirty-sixth of the remaining shares subject to this option vest on each monthly anniversary thereafter.

(7)

Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date of September 15, 2009. One thirty-sixth of the remaining shares subject to this option vest on each monthly anniversary thereafter.

(8)

Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date of June 23, 2010. One thirty-sixth of the remaining shares subject to this option vest on each monthly anniversary thereafter.

(9)	One twenty-fourth of such options will vest on each monthly anniversary of the grant date of March 12, 2012 for a period of two years.

(10)	All such options vested on January 15, 2014.

(11)

These 62,500 shares will vest, if prior to July 11, 2017, the average closing price for 15 consecutive trading days of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.00 or if a Company Event occurs.

(12)

These 62,500 shares will vest, if prior to July 11, 2017, the average closing price for 15 consecutive trading days of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.25 or if a Company Event occurs.

(13)

These 62,500 shares will vest, if prior to July 11, 2017, the average closing price for 15 consecutive trading days of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.50 or if a Company Event occurs.

Potential Payments Upon Termination Or Change In Control

The potential payments upon termination or change in control are governed by the Named Executive Officers' employment agreements, stock option agreements and restricted stock award agreements, and the 2005 Plan.  The 2005 Plan generally provides that awards are exercisable only while the holder is an employee, consultant or independent director, provided however that the Compensation Committee, in its sole discretion, may provide for the award to be exercisable for a period of time following termination.

Pursuant to the 2005 Plan, in the event of a change in control, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  If the successor corporation refuses to assume or substitute for the award, the Committee can cause any or all of such awards to become fully exercisable immediately prior to the consummation of the transaction.  If the Committee causes the awards to become fully vested, such awards are exercisable for 15 days from such notice and will terminate upon the expiration of the 15-day period.

For a discussion of the terms of the employment agreements affecting the payments that would be due to Mr. Brog upon his termination, please see “Narrative to Summary Compensation Table—Employment Agreements” above.

The following table shows the potential payments upon termination or a change in control of the Company for the current Named Executive Officers assuming their employment was terminated on January 31, 2014, and assuming that the change in control occurred at January 31, 2014.  These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for such payments.

Upon the death or disability of a Named Executive Officer, such officer would receive the same payment set forth under the “Terminated with Cause” column below.  A Named Executive Officer terminated following a change of control would not receive special payment, but would receive the payment set forth below, if terminated with or without cause, as the case may be.

Name	Termination With Cause ($)	Termination Without Cause ($)[1]
Timothy E. Brog (2)	55,231	627,968

(1)	Refer to the termination without cause table below for details.

(2)

Excludes $405,911, the value of Mr. Brog’s unvested restricted stock that would vest upon termination without cause.  This is based on the grant price of the time vested restricted stock award and the Monte Carlo valuation of the second 125,000 shares for Mr. Brog's market-triggered restricted stock award. The first 62,500 shares of restricted stock for the market-triggered restricted stock award vested on July 31, 2013.

The table below reflects the estimate of the payments and benefits that each current Named Executive Officer would receive assuming such Named Executive Officer's employment was terminated without "cause" on January 31, 2014.

Name	Base Salary ($)	Bonus ($)	Vacation Payout ($)	Severance ($)	Medical Benefits Continuation ($)
Timothy E. Brog[1]	166,330	-	55,231	396,493	9,914

(1)	See footnote 2 in table above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under the Company’s Equity Compensation Plans as of January 31, 2014.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column 1)
Equity compensation plans approved by security holders	400,000	$2.68	267,031
Equity compensation plans not approved by security holders	—	—	—
Total	400,000	$2.68	267,031

PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to stockholder vote, to approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the section entitled "Executive Compensation and Other Matters—Summary Compensation Table").

Prior to voting, stockholders may wish to carefully review our discussion of executive compensation, as presented in the section entitled “Executive Compensation and Other Matters” on pages 14, as well as the discussion regarding the Compensation Committee on pages 6.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives you as a stockholder the opportunity to express your views on our fiscal year 2014 compensation for our Named Executive Officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, the following resolution is submitted for a stockholder vote at the 2014 Annual Meeting of Stockholders:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion."

Although this is an advisory vote that will not be binding on the Compensation Committee or the Board, the Compensation Committee and the Board will carefully review the results of the stockholder vote. The Compensation Committee will consider stockholders' concerns and take them into account in future determinations concerning executive compensation. The Board therefore recommends that you indicate your support for the Company's executive compensation in fiscal year 2014, as outlined in the above resolution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company registered pursuant to Section 12 of the Exchange Act.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  The information contained in this paragraph regarding compliance with Section 16(a) is based solely on a review of the copies of such reports filed with the SEC and signed statements provided to the Company by the executive officers, directors and 10% stockholders.  The Company believes that, during the fiscal year ended January 31, 2014, all of the executive officers, directors and 10% stockholders timely complied with all applicable Section 16(a) filing requirements.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s officers, directors and employees.  Our Code of Business Conduct and Ethics, as applied to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers, if any, is intended to comply with the requirements of Section 406 of the Sarbanes-Oxley Act.  A copy of our Code of Business Conduct and Ethics is available on the Company’s website at www.peerless.com.  In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request to the Company.  The Company intends to timely disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics applicable to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers, if any, on our website at www.peerless.com within four business days or as otherwise required by the SEC or Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a written policy which requires the Audit Committee to review and approve or ratify any transaction (a "related person transaction") in which the Company was, or is to be, a participant and in which any director, executive officer, nominee for director or beneficial owner of more than 5% of the outstanding shares of common stock of the Company, or any immediate family member of any such person, has a direct or indirect material interest. The policy requires the following:

●

the Audit Committee shall review any proposed agreement or arrangement relating to a related person transaction or series of related person transactions, and any proposed amendment to any such agreement or arrangement;

●

the Audit Committee shall establish standards for determining whether the transactions covered by such proposed agreement or arrangement, are on terms no less favorable to the Company than could be obtained from an unrelated third party ("fair to the Company");

●

the Audit Committee shall not pre-approve, and shall make all reasonable efforts (taking into account the cost thereof to the Company) to cancel or cause to be renegotiated, any such agreement or arrangement which is not so determined to be fair to the Company; and

●	the Company shall disclose any related person transactions required to be disclosed by the rules promulgated by the SEC, in the manner so required.

Except as otherwise set forth herein (including, but not limited to, “Director Compensation” and “Executive Compensation and Other Matters”), the Company had no related party transactions in an amount exceeding $120,000 since February 1, 2013.  The Audit Committee reviews and approves or ratifies all related person transactions in accordance with the procedures set forth above, as the same may be amended from time to time.  The Company believes that all related person transactions currently are on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with the recommendations of the majority of the Board.

STOCKHOLDER PROPOSALS

The rules of the SEC permit stockholders of a company to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules.  Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before January 12, 2015, 120 days before the first anniversary of the approximate mailing date of this Proxy Statement.  Under the Company's Bylaws, written notice of stockholder proposals for the 2015 annual meeting that are not intended to be considered for inclusion in next year's annual meeting proxy materials (shareholder proposals submitted outside the processes of Rules 14a-8 and 14a-11 under the Exchange Act) must be delivered to or mailed and received at the principal executive offices of the Company, directed to the attention of the Secretary, not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting.  If the Annual Meeting concludes as scheduled on July 1, 2014, such notice must be submitted no earlier than April 2, 2015, nor later than May 2, 2015.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Audit Committee Report contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Securities Exchange Act.  Information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

AVAILABLE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC.  You can read the Company’s filings with the SEC over the Internet at the SEC’s website at www.sec.gov.  You may read and copy any document filed with the SEC, or obtain copies of the documents at prescribed rates at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.  The Company’s SEC filings are also available at the office of Nasdaq.  For further information on obtaining copies of the Company’s public filings at Nasdaq, you should call (212) 656-5060.  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014 filed with the SEC is available without charge upon written request to: Corporate Secretary, Peerless Systems Corporation, 1055 Washington Blvd., 8th Floor, Stamford, Connecticut 06901.

By Order of the Board of Directors

Timothy E. Brog
Chief Executive Officer
May 22, 2014

PLEASE RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.  UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING IS REPRESENTED AT THE ANNUAL MEETING, NO BUSINESS CAN BE TRANSACTED.  PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

PEERLESS SYSTEMS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, July 1, 2014

9:00 a.m. Eastern Time

To be held at:

1055 Washington Blvd., 10th Floor

Stamford, Connecticut

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held Tuesday, July 1, 2014 and appoints Yi Tsai and Timothy E. Brog, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock, par value $.001 per share, of Peerless Systems Corporation, owned of record on May 5, 2014 by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of Peerless Systems Corporation to be held on Tuesday, July 1, 2014 at 9:00 a.m. (Eastern Time) at 1055 Washington Blvd., 10th Floor, Stamford, Connecticut, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR all nominees, Proposal No. 2 and Proposal No. 3.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, IN FAVOR OF PROPOSALS NO. 2 AND NO. 3, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Peerless Systems Corporation, 1055 Washington Blvd., 8th Floor, Stamford, Connecticut 06901

☐  Please detach here  ☐

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors:	01 Timothy E. Brog 02 Matthew R. Dickman	03 Jeffrey A. Hammer 04 Gerald A. Stein	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Ratification of selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm for the fiscal year ending January 31, 2015	☐	For	☐	Against	☐	Abstain

3.	Approve, by non-binding vote, the compensation of the Company’s named executive officers as described in the proxy statement	☐	For	☐	Against	☐	Abstain

4.	To transact such other business as properly may come before the annual meeting or any adjournment or postponement thereof

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES, IN FAVOR OF PROPOSALS NO. 2 AND NO. 3, IN FAVOR OF “ONE YEAR” WITH RESPECT TO PROPOSAL NO. 4, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Address Change? Mark Box ☐ Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.